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                                                                   EXHIBIT 10.25


                                 FIRST AMENDMENT
                                       TO
                              AMENDED AND RESTATED
                          CONSULTING SERVICES AGREEMENT
                                     BETWEEN
                              MARINER ENERGY, INC.
                                       AND
                                 DAVID S. HUBER

     THIS FIRST AMENDMENT TO AMENDED AND RESTATED CONSULTING SERVICES AGREEMENT (this "First Amendment") is made and entered into by and between MARINER ENERGY, INC. (the "Company") and David S. Huber ("Consultant").

                              W I T N E S S E T H :

     WHEREAS, the Company and Consultant entered into that certain Amended and Restated Consulting Services Agreement dated effective as of June 27, 1996 (the "Consulting Services Agreement"); and

     WHEREAS, the Company and Consultant desire to amend the Consulting Services Agreement as hereinafter provided;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties hereto agree as follows:

     1. Paragraph 2 of the Consulting Services Agreement is amended to read in its entirety as follows:

                                       "2.

                                TERM OF AGREEMENT

          This Agreement shall continue for a term commencing on and including the Effective Date and ending on and including September 30, 2002, and shall automatically be extended for each successive calendar month thereafter until either COMPANY or HUBER shall give the other party 30 days' advance written notice of intent to terminate, in which event this Agreement shall terminate upon the expiration of such 30-day period.

          Notwithstanding anything contained herein to the contrary, HUBER shall have the right to terminate this Agreement at any time if COMPANY relocates its principal office outside of the metropolitan area of Houston, Texas.

          During the term of this Agreement, COMPANY shall have the first option on HUBER's services. At any time during the term of this Agreement that HUBER and

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     COMPANY agree that COMPANY does not have any Deepwater Prospects requiring
     HUBER's services, HUBER may provide services to other parties, so long as HUBER's work for said parties does not violate the provisions of paragraph 10 and otherwise does not conflict with any of the COMPANY'S Deepwater Prospects."

     2. Paragraph 3 of the Consulting Services Agreement is amended to read in its entirety as follows:

                                       "3.

                                  RETAINER FEE

          For the period commencing on the Effective Date and ending on and including September 30, 2002, COMPANY shall pay HUBER a daily retainer fee of $850 per day worked, payable semi-monthly on or before the 1st and the 15th days of each month.

          COMPANY hereby guarantees HUBER a minimum of 200 days' retainer fee during each year of this Agreement. Should HUBER and the Company mutually agree that Huber may provide services directly for other parties during a year of this Agreement, said services will be credited toward COMPANY'S guaranteed 200 days per year.

          If, by the end of the ninth month of each year of this Agreement, COMPANY has not paid HUBER for at least 100 days of service during such year, COMPANY shall pay HUBER the difference between actual days paid and 100 days.

          If, by the last day of each such year, COMPANY has not paid HUBER for at least 200 days of service during said year, COMPANY shall pay HUBER the difference between actual days paid and 200 days."

     3. All references to "this Agreement" contained in the Consulting Services Agreement shall be deemed to be a reference to the Consulting Services Agreement, as amended by this First Amendment.

     4. This First Amendment is made and will be performed under, and shall be governed by and construed in accordance with, the law of the State of Texas.

     5. Except as amended by this First Amendment, the Consulting Services Agreement shall remain in full force and effect.

     6. This First Amendment may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which shall constitute one and the same agreement.

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     IN WITNESS WHEREOF, the Company and Consultant have executed this First
Amendment to be effective as of October 1, 1999.


Acknowledged by:                       MARINER ENERGY, INC.


/s/ Hunt Hodge                         By: /s/ Robert Henderson
-----------------------------------        -------------------------------------
        W. Hunt Hodge                              Robert E. Henderson
 Vice President - Administration                     President and
                                                Chief Executive Officer


                                                                       "COMPANY"


                                       /s/ David Huber
                                       -----------------------------------------
                                                   David S. Huber

                                                                    "CONSULTANT"